UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2006
(August 22, 2006)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On August 23, 2006, Brown Shoe Company, Inc. (the "Company") issued a press release (the "Press Release") announcing its results of operations for the quarter ended July 29, 2006 and updating certain forward-looking guidance for the third quarter and full year 2006. A copy of the Press Release is being filed as exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05   Costs Associated with Exit or Disposal Activities

On August 22, 2006, the Company’s Board of Directors authorized the implementation of a strategic earnings enhancement plan, with the goal to increase earnings and reallocate resources. Key elements of the plan include: i) restructuring administrative and support areas; ii) redesigning logistics and distribution platforms; iii) reorganizing to eliminate operational redundancies; iv) realigning strategic priorities; and v) refining the supply chain process and enhancing inventory utilization. The Company is in the early stages of developing this strategic earnings enhancement plan, and as a result, the Company has provided preliminary estimated ranges for expected costs and benefits and expects to provide further disclosure as appropriate.

On August 23, 2006, the Company issued a press release disclosing that this strategic earnings enhancement plan is currently expected to yield the following:

•	In 2006, benefits related to the strategic initiatives are expected to be minor with after-tax implementation costs estimated at $6 to $7 million;
•	In 2007, after-tax benefits are estimated to be $10 to $12 million with after-tax implementation costs estimated at $14 to $16 million; and
•	Beginning in 2008, continuing after-tax benefits are estimated to be $17 to $20 million.

This Current Report contains certain forward-looking statements and expectations regarding the Company's future performance and such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the preliminary nature of estimates of the costs and benefits of the strategic earnings enhancement plan, which are subject to change as the Company refines these estimates over time; and (ii) the Company’s ability to successfully implement its strategic earnings enhancement plan. The Company does not undertake any obligation or plan to update these forward- looking statements, even though its situation may change.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibit

	99.1	Press Release issued August 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: August 23, 2006	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 23, 2006